Exhibit 10.13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CLOUDERA, INC.
ENTERPRISE SUBSCRIPTION AGREEMENT
AGREEMENT #: CW1985661
EFFECTIVE DATE: APRIL 25, 2014
EXPIRATION DATE: MAY 1, 2018
CNDA#: 3971727
This Subscription Agreement (this “Agreement”), CW1985661, is made and entered into as of April 25, 2014 (the “Effective Date”) by and between Cloudera, Inc., a Delaware company located at 1001 Page Mill Rd, Bldg 2, Palo Alto, CA 94304-1008, (“Cloudera”)and Intel Corporation, and its Affiliates, a Delaware company located at 2200 Mission College Blvd., Santa Clara, California, 94054 (collectively, “Customer”).
1    Definitions. For the purposes of this Agreement, including exhibits hereto, the following terms will have the following meanings:
1.1    “Affiliate” means a business entity now or hereafter controlled by, controlling or under common control with a party. Control exists when an entity owns or controls directly or indirectly 50% or more of the outstanding equity representing the right to vote for the election of directors or other managing authority of another entity.
1.2    “Cloudera Open Source Distribution” means the open source code components set forth in the applicable Order Form for a Subscription Period.
1.3    “Cloudera Products” means the Cloudera Open Source Distribution and the Cloudera Software.
1.4    “Cloudera Software” means Cloudera’s proprietary software components set forth in the applicable Order Form for a Subscription Period.
1.5    “Intellectual Property Rights” means all patents, copyrights, moral rights, trademarks, trade secrets and any other form of intellectual property rights recognized in any jurisdiction, including applications and registrations for any of the foregoing.
1.6    “Node” means any computer apparatus running no more than one each of a Hive, HDFS, HBase, MapReduce, Oozie, Sqoop2, Impala, Search, Zookeeper or HCatalog process daemon, and addressable by a unique network identifier such as a Fully Qualified Domain Name or Internet Protocol (IP) address.
1.7    “Order Form” means the document provided by Cloudera and agreed to by Customer indicating Cloudera Products and Professional Services purchased, quantity, price and Subscription Period. The initial Order Form is attached hereto as Exhibit C.
1.8    "Purchase Order” is Customer’s document setting forth specific Cloudera Products and Professional Services to be rendered.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

1.9    “Subscription Period” means a one year period, or another term as may be set forth in the applicable Order Form(s). The initial Subscription Period commences upon the Effective Date unless otherwise stated on a Purchase Order or Order Form.
1.10    “Third Party Open Source Software” means the copyrighted, patented and/or otherwise legally protected open source software of third parties that may be incorporated in the Cloudera Products as set forth http://www.cloudera.com/content/cloudera-content/cloudera-docs/SecurityBulletins/Third-Party-Licenses/Third-Party-Licenses.html.
2.    Grants, Restrictions and Ownership.
2.1    Grants
(i)    Cloudera Software. Subject to the terms and conditions of this Agreement, Cloudera grants to Customer and its Affiliates a worldwide, non-exclusive, non-transferable, non-sublicensable, irrevocable during a Subscription Period (except in the event of Customer breach of license grant) limited license to access, use and reproduce the Cloudera Software as identified in the applicable Order Form solely for Customer’s internal purposes, whether on premises or off in a hosted cloud-based environment, and includes enabling Customer’s external-facing Big Data Platform that provides a hosted sandbox-type cluster for third party, external developers to use the Cloudera Software for development and test purposes (“External Dev/Test Users”). Intel agrees that External Dev/Test Users access to the Cloudera Software will be provided subject to an agreement between Intel and the External Dev/Test Users that: (1) contains warranty disclaimers no less protective than those in this Agreement; (2) disclaims all liability for Cloudera and (3) states the software is provided on an “as is” basis. Intel will indemnify and defend Cloudera for claims or demands against Cloudera brought by the External Dev/Test Users who access the Cloudera Software, excluding claims or demands for intellectual property infringement.
(ii)    Cloudera Open Source Distribution. Subject to the terms and conditions of this Agreement, Cloudera grants Customer and its Affiliates a non-exclusive, non-transferable, non-sublicensable, irrevocable during a Subscription Period (except in the event of Customer breach of license grant) limited license to access, use, and reproduce the Cloudera Open Source Distribution as identified in the applicable Ordering Form solely for Customer’s internal purposes which include enabling Customer’s external-facing Big Data Platform as set forth in 2.1(i).
2.2    Restrictions. Except as otherwise expressly set forth in this Agreement, Customer may not: (i) modify, disclose, alter, translate or create derivative works of the Cloudera Products; (ii) license, sublicense, resell, distribute, lease, rent, lend, externally transfer, or otherwise dispose of the Cloudera Products; (iii) use the Cloudera Products, or allow the external transfer, transmission, export or re-export of the Cloudera Products or any portion thereof in violation of any export control laws or regulations administered by the U.S. Commerce Department, OFAC, or any other government agency; or (iv)

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

cause or permit any other party to do any of the foregoing. In addition, Customer will not remove, alter or obscure any proprietary notices in the Cloudera Products including copyright notices, or permit any other party to do so.
2.3    Ownership and Reservation of Rights. As between the parties and subject to Section 2.1, Cloudera will own all right, title and interest in and to (i) the Cloudera Software, (ii) the Cloudera Open Source Distribution, (iii) all modifications to and derivative works of the Cloudera Software, the Cloudera Open Source Distribution made by Cloudera; and (iv) any and all Intellectual Property Rights embodied in the foregoing. Cloudera reserves all rights not expressly granted in this Agreement, and no licenses are granted by Cloudera to Customer under this Agreement, whether by implication, estoppel or otherwise, except as expressly set forth in this Agreement.
3.    Delivery and Support Services
3.1    Delivery and Acceptance. Upon Cloudera’s acceptance of Customer’s Purchase Order, Cloudera will, at its expense, make the Cloudera Products available for download. The Cloudera Products will be deemed delivered when the electronic download is available. For a period of thirty (30) days following initial delivery, Customer will have the right to test the Cloudera Products to ensure that the Cloudera Products conform to all material specifications in the applicable documentation as made available by Cloudera on its public web site. If no material nonconformities are reported to Cloudera during such thirty (30) day period, the Cloudera Products will be deemed accepted (“Acceptance”).
3.2    Support. Cloudera will provide the support and maintenance services as set forth in Exhibit A with respect to the Cloudera Products (the “Support Services”).
(i)    Performance. Cloudera will perform the Support Services in a timely and professional manner using qualified and experienced personnel.
(ii)    Cooperation. Customer will cooperate in good faith with Cloudera in the performance of the Support Services including, but not limited to providing any reasonably requested assistance and information.
(iii)    Support Contacts. Customer will ensure that its personnel who contact Cloudera are: (a) knowledgeable about the operation of the Cloudera Products and the hardware on which the Cloudera Products are installed; and (b) qualified and trained with respect to the Cloudera Products.
(iv)    Supported Versions. Cloudera will provide support on the versions of Cloudera Products according to the Support Lifecycle Policy as set forth at: http://www.cloudera.com/content/support/en/support-info/support-lifecycle-policy.html. Cloudera will provide 30 days written notice in advance of any material changes to the policy above becoming applicable to Customer.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(v)    Exclusions. The Support Services do not include: (a) the installation or removal of the Cloudera Products; (b) initial or additional use case design; (c) architecting custom solutions or performance tuning; (d) architectural design reviews; (e) visits to Customer’s site; or (f) training. Cloudera has no obligation to correct any problems with the Cloudera Products or any issues resulting from: (w) use of the Cloudera Products not in accordance with the license agreement or the user documentation applicable thereto; (x) defects or errors in any program or program version not specified by Cloudera as Cloudera Products; (y) defects or errors in any hardware; or (z) any acts or omissions of Customer.
4.    Financial Considerations.
4.1    Payments. Customer will pay to Cloudera the total fees due for the applicable Subscription Period. Customer shall make payment within forty-five (45) days, after Customer’s receipt of the proper original invoice. In the event that Customer elects to add Nodes during the Subscription Period that exceed the quantity of Nodes included in a subscription, fees for such nodes are calculated for the period commencing immediately upon installation of the Cloudera Products, pro-rated such that the Subscription Period of the additional Nodes will terminate on the same date as the existing licensed Nodes. The fees do not include taxes. Notwithstanding any terms to the contrary in this Agreement: (i) Cloudera, at its sole discretion, may modify its pricing during any Subscription Period, such pricing modifications will not apply until the renewal Subscription Period commences. In any event, the per-Node fees paid by Customer to Cloudera during the Subscription Period for any expansion Nodes will not exceed the per Node fees as detailed within Exhibit C, and the per-Node fees paid [***]; and (ii) Cloudera will not be obligated to issue any refunds for Subscription Fees paid (except as provided in Section 7.1 or Section 9.2).
4.2    Payment Terms. All payments due under this Agreement will be made:
(i) by bank wire transfer, electronic ACH deposit or company check in immediately available funds to an account designated by Cloudera; and (ii) in U.S. Dollars. Customer will pay any and all sales, use, excise, import, export, value added or similar taxes and all government permit or license fees, and all customs, duty, tariff and similar fees levied upon the Cloudera Products and the provision of the Support Services under this Agreement.
5.    Confidentiality and Publicity.
5.1    Confidentiality. “Confidential Information” means all information disclosed (whether in oral, written, or other tangible or intangible form) by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) concerning or related to this Agreement or the Disclosing Party (whether before, on or after the Effective Date) that is clearly identified as Confidential Information at time of disclosure. The Receiving Party will, during the term of this Agreement and for three years thereafter, maintain in confidence the Confidential Information of the Disclosing Party and will not use such Confidential Information except as expressly permitted herein. The Receiving Party will

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

use the same degree of care in protecting the Disclosing Party’s Confidential Information as the Receiving Party uses to protect its own Confidential Information from unauthorized use or disclosure, but in no event less than reasonable care. Any Confidential Information of the Disclosing Party will be used by the Receiving Party solely for the purpose of carrying out the Receiving Party’s obligations under this Agreement, including, without limitation, collaboration with product groups inside Customer. In addition, the Receiving Party: (i) will not reproduce Confidential Information disclosed by the Disclosing Party, in any form, except as required to accomplish the Receiving Party’s obligations under this Agreement; and (ii) will only disclose Confidential Information disclosed by the Disclosing Party to its directors, officers, employees and/or contractors who have a need to know such Confidential Information in order to perform their duties under this Agreement and if such directors, officers, employees and/or consultants have executed a non-disclosure agreement with the Receiving Party with terms no less restrictive than the non-disclosure obligations contained in this Section 5. Confidential Information will not include information that: (a) is in or enters the public domain without breach of this Agreement through no fault of the Receiving Party; (b) the Receiving Party can reasonably demonstrate was in its possession prior to first receiving it from the Disclosing Party; (c) the Receiving Party can demonstrate was developed by the Receiving Party independently and without use of or reference to the Disclosing Party’s Confidential Information; (d) the Receiving Party receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation, or (e) is required to be disclosed pursuant to a judicial or legislative order or proceeding; provided that, to the extent permitted by and practical under the circumstances, Receiving Party provides to Disclosing Party prior notice of the intended disclosure and an opportunity to respond or object to the disclosure or if prior notice is not permitted or practical under the circumstances, prompt notice of such disclosure. The parties agree that damages would be an inadequate remedy in the event of a breach of this Section 5.1. Therefore, the parties agree that a party is entitled, in addition to any other rights and remedies otherwise available, to seek injunctive and other equitable relief in the event of a breach or threatened breach of the other party of this Section 5.1
6.    Representations and Warranties; Disclaimer.
6.1    General Representations and Warranties. Each party represents and warrants that: (i) it is validly existing and in good standing under the laws of the place of its establishment or incorporation; (ii) it has full corporate power and authority to execute, deliver and perform its obligations under this Agreement; (iii) the person signing this Agreement on its behalf has been duly authorized and empowered to enter into this Agreement; and (iv) this Agreement is valid, binding and enforceable against it in accordance with its terms.
6.2    Software Warranties: Cloudera represents and warrants as follows: (1) for a period of ninety (90) days following Acceptance, the Cloudera Products will perform in accordance with the documentation applicable thereto in all material respects; (ii) [***],

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(iii) in the form as delivered to Customer, to the best of Cloudera’s knowledge based on scanning with best in class, up to date, commercially available anti-virus software, the Cloudera Products are free from malware such as viruses, bombs, worms, backdoors or Trojan horses, and (iv) Cloudera represents and warrants that to the best of its knowledge, based on scanning with commercially available best in class code-scanning software, the list of Third Party Open Source Licenses provided at http://www.cloudera.com/content/cloudera-content/cloudera-docs/SecurityBulletins/Third-Party-Licenses/Third-Party-Licenses.html is true and complete.
6.3    Disclaimer. EXCEPT FOR THE WARRANTIES SET FORTH IN SECTION 6.1 AND 6.2, CLOUDERA AND ITS SUPPLIERS DISCLAIM ANY AND ALL OTHER WARRANTIES AND REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN) WITH RESPECT TO THE CLOUDERA PRODUCTS, THE THIRD PARTY SOFTWARE, AND/OR THE SUPPORT SERVICES, WHETHER ALLEGED TO ARISE BY OPERATION OF LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE, BY COURSE OF DEALING OR OTHERWISE, INCLUDING ANY AND ALL: (I) WARRANTIES OF MERCHANTABILITY; (II) WARRANTIES OF FITNESS OR SUITABILITY FOR ANY PURPOSE (WHETHER OR NOT CLOUDERA KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE AWARE OF ANY SUCH PURPOSE); AND (III) WARRANTIES OF NONINFRINGEMENT OR CONDITION OF TITLE. CLOUDERA AND ITS SUPPLIERS MAKE NO WARRANTIES WITH RESPECT TO THE CLOUDERA PRODUCTS AND THE THIRD PARTY SOFTWARE BEING FREE FROM BUGS, ERRORS, OR OMISSIONS. THIS DISCLAIMER AND EXCLUSION WILL APPLY EVEN IF THE EXPRESS WARRANTY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE.
7.    Indemnification Obligations.
7.1    Cloudera Indemnification Obligations. Cloudera, at its sole expense, will defend and indemnify Customer from and against any damages, settlements, liabilities, costs and expenses (including, but not limited to, reasonable attorney fees) (“Claim”) as a result of the use of the Cloudera Products (in the form delivered to Customer by Cloudera) or the Work Product, as applicable, infringing any Intellectual Property Rights of any third party, provided that Customer: (i) gives prompt notice of the Claim to Cloudera; (ii) grants sole control of the defense and settlement of the Claim to Cloudera (except that Customer’s prior written approval will be required for any settlement that reasonably can be expected to require an admission of liability, or an affirmative obligation of or result in any ongoing liability to Customer); and (iii) provides reasonable cooperation to Cloudera and, at Cloudera’s request and expense, assistance in the defense or settlement of the Claim. Customer will be entitled to participate in the defense, at Customer’s expense, with counsel of its choosing. In the event of a Claim pursuant to this Section 7.1, Cloudera may, at Cloudera’s option and at Cloudera’s expense: (a) obtain for Customer the right to continue to exercise the license granted to Customer under this Agreement; (b) substitute an equivalent non-infringing product; (c) modify the Cloudera Product(s) or the Work Product, as applicable, to make it non-

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

infringing. If Cloudera deems the aforementioned remedies not to be commercially reasonable then Cloudera may terminate this Agreement. Upon a termination of this Agreement pursuant to this Section 7.1, Customer must return the Cloudera Products and, within 30 days of Cloudera’s receipt of all of the Cloudera Products, Cloudera will refund the amounts Customer paid to Cloudera for the Cloudera Products and the Support Services for the then-current Subscription Period adjusted pro rata for any months in the then-current Subscription Period when any of the Cloudera Products and/or the Support Services were provided to Customer. Further, in such an event, Customer can [***]. Where the Claim is due to infringing Work Product, Customer must return the Work Product and Cloudera will refund the fees paid for such infringing Work Product. Cloudera’s indemnification obligations do not extend to Claims arising from or relating to: (w) any use of the Cloudera Product(s) or the Work Product, as applicable, in combination with any equipment, software, data or any other materials where the infringement would not have occurred but for such combination, and where such combination was not otherwise recommended or authorized by Cloudera, or reasonably necessary for use of the Cloudera Products or the Work Product, as applicable; (x) any modification not recommended or approved by Cloudera to the Cloudera Product(s) or the Work Product, as applicable, by any party other than Cloudera where the infringement would not have occurred but for such modification; (y) the use of the Cloudera Product(s) or the Work Product, as applicable, by Customer in a manner contrary to the terms of this Agreement where the infringement would not have occurred but for such use; or (z) the continued use of the Cloudera Product(s) or the Work Product, as applicable, after Cloudera has provided substantially equivalent non-infringing software and Customer has been given a commercially reasonable amount of time to implement the replacement software. For avoidance of doubt, the obligations of Cloudera in this Section 7.1 do not apply to any Claims against External Dev/Test Users.
NOTWITHSTANDING ANY TERMS TO THE CONTRARY IN THIS AGREEMENT, THE PROVISIONS OF THIS SECTION 7.1 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF CLOUDERA AND THE EXCLUSIVE REMEDY OF CUSTOMER WITH RESPECT TO ANY ACTUAL OR ALLEGED MISAPPROPRIATION, VIOLATION AND/OR INFRINGEMENT OF ANY PROPRIETARY AND/OR INTELLECTUAL PROPERTY RIGHTS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7.1, CLOUDERA EXPRESSLY DISCLAIMS ANY OBLIGATION TO INDEMNIFY OR DEFEND CUSTOMER AND/OR ANY OTHER PARTY (INCLUDING EXTERNAL DEV/TEST USERS) FROM ANY CLAIM, DEMAND, ACTION OR THREATENED ACTION.
8.    Limitation of Liability.
8.1    IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY (INCLUDING EXTERNAL DEV/TEST USERS) FOR ANY LOSS OF PROFITS, LOSS OF USE, LOSS OF REVENUE, LOSS OF GOODWILL, ANY INTERRUPTION OF BUSINESS, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL,

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OR IS OTHERWISE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, IN NO EVENT WILL EITHER PARTY’S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID BY CUSTOMER TO CLOUDERA UNDER THIS AGREEMENT IN THE 12 MONTHS IMMEDIATELY PRIOR TO THE ACCRUAL OF THE FIRST CLAIM OR [***], WHICHEVER IS GREATER. THE LIMITATIONS IN THE FOREGOING SENTENCE DO NOT APPLY TO CLAIMS FOR NON-PAYMENT OF FEES OWED BY CUSTOMER UNDER THIS AGREEMENT, BUT SUCH LIMITATIONS DO APPLY TO CUSTOMER’S INDEMNIFICATION OBLIGATIONS DEFINED UNDER SECTION 2.1.
8.2    THE LIMITATIONS OF LIABILITY IN SECTION 8.1 WILL NOT APPLY WITH RESPECT TO (I) ANY ACTS OF FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (II) BREACHES OF SECTIONS 2.1 (GRANTS), 2.2 (RESTRICTIONS), OR 5.1 (CONFIDENTIALITY) (III) PERSONAL INJURY (INCLUDING BODILY INJURY), DEATH, AND/OR PHYSICAL DAMAGE TO PROPERTY OR (IV) CLOUDERA’S INDEMNIFICATION OBLIGATIONS; PROVIDED, HOWEVER, THAT, NOTWITHSTANDING ANY TERMS TO THE CONTRARY IN THIS AGREEMENT, CLOUDERA’S LIABILITY WITH RESPECT TO ITS INDEMNIFICATION OBLIGATIONS FOR THE THIRD PARTY OPEN SOURCE SOFTWARE WILL NOT EXCEED TWO TIMES THE FEES PAID IN TWENTY FOUR (24) MONTHS PRIOR TO THE ACCRUAL OF THE FIRST CLAIM. SECTION 8 WILL BE GIVEN FULL EFFECT EVEN IF ANY REMEDY SPECIFIED IN THIS AGREEMENT IS DEEMED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.
9.    Term and Termination.
9.1    Term and Termination. Unless terminated as provided in this Agreement, the term of this Agreement will commence on the Effective Date and continue to the Expiration Date. Thereafter, this Agreement may be renewed and the term extended for one or more additional Subscription Periods upon the mutual agreement of an amendment by the parties. Cloudera agrees to use commercially reasonable efforts to notify Customer no fewer than ninety (90) days prior to the expiration of the initial forty-eight (48) month term. Either party may terminate this Agreement for cause provided that a breach remains uncured after the parties have exhausted the Dispute Resolution provisions set forth in Sub-Section 10.15 or if the other party terminates its business activities or becomes insolvent, admits in writing to inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority. Further, Intel may terminate this Agreement if the Series F-1 Preferred Stock Purchase Agreement (the “SPA”)) has been terminated pursuant to Section 7.14 of the SPA prior to Closing (as that term is defined in the SPA).

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

9.2    Effect of Termination. Upon any expiration or termination of this Agreement:
(i) all rights and licenses granted to Customer under this Agreement will immediately terminate; and (ii) each of Customer and Cloudera will promptly return to one another all of the other party’s Confidential Information then in its possession or destroy all copies of Confidential Information, at the other party’s sole discretion and direction, provided, however, that each party may retain sufficient copies of the Confidential Information of the other party solely as may be required for compliance with applicable laws, which requirements may not include any dissemination to third parties without the prior consent of the Disclosing Party, and provided that such retained Confidential Information remains subject to the requirements of Section 5 and are used for no other purpose. Each of Customer and Cloudera will immediately confirm in writing that it has complied with Section 9.2(ii) if requested by the other party. In the event that the Agreement is terminated for breach by Customer, Cloudera will refund the remainder of any unused portion of any prepaid Subscription Fees. The following Sections will survive any expiration or termination of this Agreement: 1, 2.2, 2.3, 4, 5, 6.2, 7 (solely to the extent that a Claim is raised based on use during an active Subscription Period), 8, 9.2 and 10.
10.    General Provisions.
10.1    Entire Agreement and Conflicts. This Agreement, and all exhibits to this Agreement, all of which are incorporated herein by reference, sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior or contemporaneous agreements, proposals, negotiations, conversations, discussions and understandings, written or oral, including any Customer Purchase Order, with respect to such subject matter and all past dealing or industry custom. In the event of a conflict between the terms and conditions of the Subscription Agreement, any Professional Services Agreement (if any) and any Training Agreement (if any): (i) the terms and conditions of the Subscription Agreement will govern the terms and conditions of the Professional Services Agreement and the terms and conditions of the Training Agreement; and (ii) the terms and conditions of the Professional Services Agreement Licensing Terms will govern the terms and conditions of the Training Agreement.
10.2    Independent Contractors. Neither party will, for any purpose, be deemed to be an agent, franchisor, franchise, employee, representative, owner or partner of the other party, and the relationship between the parties will only be that of independent contractors. Neither party will have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever. Cloudera and its employees will be solely responsible for determining the means and methods for performing the required Services. All subcontractors directed by Cloudera under this Agreement are considered Cloudera’s employees for purposes of this Agreement. Cloudera will make all deductions for taxes, worker’s compensation, and other deductions from employee wages as required by state and federal tax code or

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

other governmental tax laws. Cloudera will have complete charge and responsibility for personnel employed by Cloudera; however, Customer reserves the right to instruct Cloudera to remove from Customer's premises immediately any of Cloudera's personnel for any reason and at any time and without prior notice to Cloudera. Such removal will not relieve Cloudera of its obligation to provide Services under this Agreement or obligation to indemnify Customer under the Indemnification Sections of this Agreement. Customer acknowledges that a removal of personnel may result in a delay of Services delivery for which Cloudera is not responsible. Cloudera will indemnify Customer from all claims and hold Customer harmless from any and all liability, costs, fines and expenses, including attorneys’ fees, for any personal injury or damage to tangible property arising directly or indirectly from any negligence or misconduct of Cloudera’s employees and subcontractors.
10.3    Audits and Reporting. Customer acknowledges that the Cloudera Software contains a diagnostic functionality as its default configuration. The diagnostic function collects configuration files, node count, software versions, log files and other information regarding Customer’s environment, and reports that information to Cloudera in order for Cloudera to more quickly understand customer’s environment when working support cases. Customer may, in its sole discretion, elect to change the diagnostic function in order to disable regular automatic reporting or to report only on filing of a support ticket, provided that at any annual renewal Customer agrees to certify in writing the number of Nodes in the supported cluster.
10.4    Assignment. Neither this Agreement nor any right or duty under this Agreement may be transferred, assigned or delegated by either party, by operation of law or otherwise, without the prior written consent of the other party, and any attempted transfer, assignment or delegation without such consent will be void and without effect. Such consent to assign will not be unreasonably withheld. In addition, Cloudera may assign this Agreement to any entity that acquires all or substantially all of its assets or voting stock, with which it merges, or into which it is consolidated, upon notice to Customer. For a period of ninety (90) days following Customer’s receipt of notice of an assignment after a change of control, Customer will have the right to terminate the Agreement without further liability in the event that such assignment is to a direct competitor of Customer, an entity that could reasonably be considered to negatively impact Customer if the contract were to be assigned, as solely determined by Customer, or Customer may terminate this Agreement provided that [***]. Subject to the foregoing, this Agreement will be binding upon and will inure to the benefit of the parties and their respective representatives, heirs, administrators, successors and permitted assigns.
10.5    Third Party Open Source Software. Notwithstanding any terms to the contrary in this Agreement, Customer acknowledges and agrees that: (i) the Cloudera Products contain Third Party Open Source Software; and (ii) Customer agrees to comply with the third party open source licenses applicable to the Third Party Open Source Software. Further, Customer hereby acknowledges that such third party suppliers disclaim and make no representation or warranty with respect to such Third Party Open Source

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Software or any portion thereof, and assume no liability for any claim that may arise with respect to such Third Party Open Source Software or Customer’s use or inability to use the same.
10.6    Amendments and Waivers. No modification, addition or deletion or waiver of any rights under this Agreement will be binding on a party unless made in writing, clearly understood by the parties to be a modification or waiver and signed by a duly authorized representative of each party. No failure or delay (in whole or in part) on the part of a party to exercise any right or remedy hereunder will operate as a waiver thereof or effect any other right or remedy. All rights and remedies hereunder are cumulative and are not exclusive of any other rights or remedies provided hereunder or by law. The waiver of one breach or default or any delay in exercising any rights will not constitute a waiver of any subsequent breach or default.
10.7    Notices. Any notice or communication required or permitted to be given hereunder must be in writing signed or authorized by the party giving notice, and may be delivered by hand, deposited with an overnight courier, sent by confirmed email, confirmed facsimile, or mailed by registered or certified mail, return receipt requested, postage prepaid, in each case to the address of the receiving party as identified on this Agreement or at such other address as may hereafter be furnished in writing by either party to the other party. Such notice will be deemed to have been given as of the date it is delivered.
10.8    Force Majeure. Neither party will be responsible for any failure to perform or delay attributable in whole or in part to any cause beyond its reasonable control, including but not limited to Acts of God, government actions, war, civil disturbance, insurrection, sabotage, labor shortages or disputes, subcontractors, transportation difficulties or shortage of energy, raw materials or equipment. In the event of any such delay the date of delivery will be deferred for a period equal to the time lost by reason of the delay. In the event such delay on the part of Cloudera continues for a period of longer than thirty (30) days, Customer will be entitled to terminate the Agreement and receive pro rata refund of any unexpended pre-paid Subscription Fees.
10.9    Section Headings. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.
10.10     Attorneys’ Fees. In any action to enforce this Agreement, each party will be responsible for their costs and attorneys’ fees.
10.11    Governing Law; Venue. This Agreement is made and will be governed by and construed in accordance with the laws of the State of Delaware, excluding its choice of law principles to the contrary. The parties agree that the venue for any dispute, obligation or action of any kind arising under this Agreement will be in the state or federal courts located in Wilmington, Delaware, and the parties irrevocably consent to the exclusive jurisdiction of the state and federal courts of the state of Delaware for any

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dispute, obligation or action hereunder and agree not to commence or prosecute any suit, proceeding or claim hereunder, except in such courts.
10.12    If Customer is a unit or agency of the United States Government, the following applies: The Cloudera Software is provided with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions as set forth in Subparagraphs (a) through (d) of the Commercial Computer-Restricted Rights clause at FAR 52.227-19 when applicable, or in Subparagraph 252.227-7013 (c)(1)(ii) of the Rights in Technical Data and Computer Software at DFARS, and in similar clauses in the NASA FAR Supplement.
10.13    Severability. If any provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other provisions of this Agreement will nonetheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any provision is invalid, illegal, or incapable of being enforced, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled.
10.14    Counterparts. This Agreement may be executed: (i) in two or more counterparts, each of which will be deemed an original and all of which will together constitute the same instrument; and (ii) by the parties by exchange of signature pages by telecopier, facsimile or email.
10.15    Dispute Resolution. Any dispute arising directly under the express terms of this Agreement or the grounds for termination of any rights granted under this Agreement will be resolved as follows: First, within thirty (30) days from one party’s written request to the other, senior executives of both Parties will meet to attempt to resolve such dispute. If the senior executives cannot resolve the dispute, either party may then make a written demand for formal dispute resolution by tendering to the other party notice of the dispute and its intent to invoke the terms of this Section, 10.15. The parties agree to meet within ninety (90) days of such a demand with an impartial mediator selected by mutual agreement to participate in a one-day, non-binding mediation. In the event the parties cannot agree on a mediator, they will each select one nominator, who will not at that time be employed by either Party, and the two nominators will agree on and appoint the mediator. If the parties have not resolved the dispute or claim within thirty (30) days after the one-day, non-binding mediation, either party may begin litigation proceedings. Notwithstanding the foregoing, either party may seek injunctive relief in the event of a dispute with respect to its intellectual property or confidential information if, in the absence of such injunctive relief, that party would suffer irreparable harm.
10.16    Anti-Corruption Laws. In this anti-corruption laws section of the Agreement, the term “Included Scope” means, both collectively and separately, the Agreement and the portions of Cloudera’s and Customer’s respective businesses that are involved in it.

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A.
In this anti-corruption laws section of the Agreement “Anti-Corruption Laws” means, both collectively and separately, any anti-corruption, anti-bribery or similar governmental ethics and transparency laws that have particular jurisdiction or that govern the Included Scope in any general manner. Although Cloudera and Customer are each responsible for determining the extent and applicability of Anti-Corruption Laws, the US Foreign Corrupt Practices Act of 1977 (the “FCPA”) and the UK Bribery Act 2010 are both expressly included in the scope of “Anti-Corruption Laws” regardless of Customer’s or Cloudera’s actual residency or the actual location that services are performed and received or that goods are made, delivered and received under the Agreement.

B.
Cloudera and Customer each represent to the other that, with respect to the Included Scope, to the best of each party’s knowledge, as of entering into the Agreement:
i.    they have not violated any Anti-Corruption Laws; and
ii.    they have not directly or indirectly made any offer, payment, promise to pay, or authorized payment, or offered a gift, promised to give, or authorized the giving of anything of value to any Government Official (defined as any officer, employee or person acting in an official capacity for any government department, agency or instrumentality, including state-owned or -controlled companies, and public international organizations, as well as a political party or official thereof or candidate for political office) or any other person while knowing or having reason to know that all or a portion of such money, gift or thing of value will be offered, paid or given, directly or indirectly, to any Government Official, for the purpose of (1) improperly influencing an act or decision of the Government Official in his or her official capacity, (2) improperly inducing the Government Official to do or omit to do any act in violation of the lawful duty of such official, (3) securing an improper advantage, or (4) inducing the Government Official to use his influence to affect or influence any act or decision of a government or instrumentality, in order to assist Intel or any of its affiliates in obtaining or retaining business.

C.
Cloudera and Customer each warrant to the other that, with respect to the Included Scope, and during the term of the Agreement, they will:
i.    not violate any Anti-Corruption Laws; and
ii.    not directly or indirectly make any offer, payment, promise to pay, or authorize payment, or offer a gift, promise to give, or authorize the giving of anything of value to any Government Official or any other person while knowing or having reason to know that all or a portion of such money, gift or thing of value will be offered, paid or given, directly or indirectly, to any Government Official, for the purpose of (1) improperly influencing an act or decision of the Government Official in his or her official capacity, (2) improperly inducing the Government Official to do or omit to do any act in

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violation of the lawful duty of such official, (3) securing an improper advantage, or (4) inducing the Government Official to use his influence to affect or influence any act or decision of a government or instrumentality, in order to assist Intel or any of its affiliates in obtaining or retaining business.

D.
The parties represent that, unless disclosed to the other party in a separate written statement, neither of its employees, directors, officers or principals is a Government Official with jurisdiction or influence over the Included Scope. The parties agree to notify the other in writing within five (5) business days if at any time during the term of this Agreement any of its employees, directors, officers or principals is named, appointed, or otherwise becomes a Government Official with jurisdiction or influence over the Included Scope.

E.
If either party learns or comes to have reason to know of any payment or transfer (or any offer or promise to pay or transfer) in connection with the Included Scope that would violate Anti-Corruption Laws, it shall use commercially reasonable efforts to disclose it to the other provided such disclosure is lawfully permitted .

10.17    Business Continuity. Cloudera has developed and will maintain a Business Continuity Plan (“BCP”) for the term of the Agreement. The BCP will be the plan of record utilized by Cloudera to address any event that threatens and/or results in a loss of Cloudera’s capability to perform to the Agreement, in whole or in part. Cloudera will develop and maintain an agreed upon communication plan to advise Customer and any impacted Customer employees of events impacting Service or data. Customer shall be made aware of and have the option to participate in any post mortem review of the execution of Cloudera’s BCP.
10.18    Insurance Requirements. Cloudera agrees to maintain, at its sole cost and expense, insurance with coverage at least equal to what a prudent consultant or contractor would carry under similar circumstances as described in this Agreement and SOWs, but in no event shall such insurance coverage be less than the higher of any limits required by law. Specifically, during the Term, and for a period of two (2) years thereafter, Cloudera will maintain the following insurance coverage and shall name Customer as an additional insured with respect to (iii) and (iv) below (General Liability and Automobile Liability): (i) Workers' Compensation Insurance to meet fully the requirement of any compensation act, plan or legislative enactment applicable in connection with the death, disability or injury of Supplier's officers, agents, servants or employees arising directly or indirectly out of the performance of the services herein; (ii) Employers' Liability Insurance with Limits of not less than $1,000,000 per occurrence; (iii) Commercial General Liability Insurance with limits of not less than $5,000,000 combined for bodily injury and property damage liability, $5,000,000 for personal injury to or death and advertising injury liability, and $5,000,000 for products and completed

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operations liability; (iv) Property providing replacement cost valuation coverage for "special form" perils with policy limits of at least 100% of the full replacement cost including damage to or loss or destruction of property; (v) Automobile Liability Insurance, covering both owned and non-owned vehicles, with limits of not less than $2,000,000, combined single limit for bodily injury and property damage; (vi) Commercial Crime and/or Employee Dishonesty Insurance, covering the activities of all of its employees who may handle or be responsible for monies or other property, with limits of not less than $1,000,000; and[ (vii) Professional Liability Insurance, covering errors and omissions of its employees, with limits of not less than $5,000,000. Upon a request by Customer, Cloudera will provide Customer with a Certificate of Insurance for evidence of such insurance coverage, and agrees to notify Customer in the event of any cancellation or material modification to such policies that would cause Cloudera to fall out of compliance with the requirements of this Section 6. Cloudera shall be responsible for the maintenance of insurance at its cost. Cloudera shall not be relieved of any liability or obligation arising from their work if insurance is not maintained. The minimum recommended insurance for such liabilities or obligations is Workers Compensation, Commercial General Liability, and Automobile Liability.
In Witness Whereof, the parties authorized representatives have executed this Enterprise Subscription Agreement as of the Effective Date.

CLOUDERA		CUSTOMER
Intel Corporation
By:	/s/ Wayne Kimber	By:	/s/ Brendan Schmonsees
Name:	Wayne Kimber	Name:	Brendan Schmonsees
Title:	VP Finance and PAO	Title:	Contracts Specialist
Date:	4/25/2014	Date:	April 24, 2014
Address:	1001 Page Mill Rd, Bldg 2,	Address:	2200 Mission College Blvd.
	Palo Alto, CA 94304-1008		Santa Clara, CA 94054-1549
Facsimile No.:	1-888-789-1488	Facsimile No.:	N/A
Email No.:	ar@cloudera.com	Email No.:

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EXHIBIT A
SERVICES AND SUPPORT
1.    Definitions
“Business Day” means Monday through Friday (Customer Local Time), excluding holidays observed by Cloudera.
“Business Hours” means 9:00 a.m. to 5:00 p.m. (Customer Local Time) on Business Days.
“Support Contact” means designated Customer personnel with Cloudera Support Portal accounts and Cloudera Certifications in both the administration and development courses.
“Supported Cluster” means clusters running Cloudera Products subject to this Agreement.
2.    Support
Technical Support. Support Contact(s) may contact Cloudera technical support by opening a case via the Cloudera support portal during Business Hours to request information regarding the use, configuration or operation of the Cloudera Software running on any Supported Cluster. Technical support services are relegated to break/fix issues on Cloudera Products.. Technical Support services include access to Cloudera Support Portal and Knowledge base and response to break/fix questions pertaining to:

•	Operational support for a cluster running Cloudera Products, including:

o	Best practices for loading data into the cluster.

o	Identifying, diagnosing and fixing errors in Cloudera Products.

o	Tools and techniques for monitoring a Supported Cluster.

o	Preventing and recovering from failures and troubleshooting.

•	Problem diagnosis and resolution, including:

o	Problem isolation and diagnosis of errors in the Cloudera Products

o	Patches and workarounds to fix bugs in the Cloudera Products
Case Resolution. When Support Contact wishes to engage Cloudera technical support, Support Contact will contact Cloudera technical support via the Cloudera customer portal, with follow-up at Customer’s option by telephone in case of a priority 1

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issue. When reporting a problems or issue, Support Contact must provide the following information: (a) a description of the problem; (b) the step-by-step process to reproduce the problem; (c) the error messages associated with the problem; (d) any additional data available or required as determined by Cloudera, including, but not limited to stack traces, configuration settings and related information; and (e) information necessary to classify the priority of the problem. Support Contacts must have completed and passed the Administrator and Developer Cloudera Certification exams on the applicable version of the Cloudera Products running on the Supported Cluster. Cloudera will classify all problems in good faith according to the following priority levels:

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CASE PRIORITY DEFINITIONS
CASE PRIORITY	CLOUDERA RESPONSIBILITIES	CUSTOMER RESPONSIBILITIES	DEFINITION
P1
FOR 8x5 SUBSCRIPTION:
Resources dedicated Monday through Friday during customer’s local business hours until a resolution or workaround is in place.

FOR 24x7 SUBSCRIPTION
Resources available 24x7 until a resolution or workaround is in place

FOR 8x5 SUBSCRIPTION:
Designated resources that are available Monday through Friday during customer’s local business hours. Ability to provide necessary diagnostic information.

FOR 24x7 SUBSCRIPTION
Designated resources available 24x7 until a resolution or workaround is in place. Ability to provide necessary diagnostic information

Total loss or continuous instability of functionality or inability to use a feature on a production system. Development systems do not apply here. Inability to use a feature or functionality that is currently relied upon for production functionality.

P2
FOR 8x5 SUBSCRIPTION Resources available Monday through Friday during local business hours until a resolution or workaround is in place

FOR 24x7 SUBSCRIPTION:
Resources dedicated 24x7 until a resolution or workaround is in place

FOR 8x5 SUBSCRIPTION
Resources available Monday through Friday during local business hours until a resolution or workaround is in place. Ability to provide necessary diagnostic information.

FOR 24x7 SUBSCRIPTION
Designated resources available 24x7 until a resolution or workaround is in place. Ability to provide necessary diagnostic information
Performance degraded or severely limited but not causing a total loss of functionality. Inability to deploy a feature that is not currently relied upon in a production environment.
P3:	Resources available Monday through Friday during local business hours until a resolution or workaround is in place	Resources available Monday through Friday during local business hours until a resolution or workaround is in place. Ability to provide necessary diagnostic information.	General questions. Workaround in place for Priority 1 and Priority 2 issues.
P4	Solid understanding of the customer request documented in our systems for review by Product Marketing	Use cases for the feature request and specifics on requested functionality	Feature Requests

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SUPPORT SLA
CASE PRIORITY	INITIAL RESPONSE TARGET 24x7 SUBSCRIPTION	UPDATE FREQUENCY TARGET 24x7 SUBSCRIPTION
P1	Within 1 hour	Updated every 4 hours
P2	Within 2 hours	Updated every business day
P3	Within 8 hours	Updated every 3 business days
P4	Within 24 hours	N/A, feature request

CASE PRIORITY	INITIAL RESPONSE TARGET 8x5 SUBSCRIPTION	UPDATE FREQUENCY TARGET 8x5 SUBSCRIPTION
P1	Within 1 business hour	Updated every 4 business hours
P2	Within 2 business hours	Updated every business day
P3	Within 8 business hours	Updated every 3 business days
P4	Within 2 business days	N//A, feature request

ESCALATION TIMELINES
CASE PRIORITY	ESCALATION TIMELINE 24x7 SUBSCRIPTION	ESCALATION TIMELINE 8x5 SUBSCRIPTION
P1	Within 2 hours	Within 2 business hours
P2	Within 12 hours	Within 12 business hours
P3	Within 3 days	Within 5 days
P4	N/A	N/A

Cloudera will provide root cause analysis for priority 1 and priority 2 cases upon Customer request.
Initial Response is satisfied with either an inbound customer phone call answered, a phone call placed to the customer or a public comment to the case where Customer is also notified in writing, with an action plan on the initial steps required to begin the problem resolution process. Given the heightened urgency around Priority 1 and 2 cases, this will often include an invitation to participate in a screen share session to shorten time to problem isolation.

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Cloudera Support acknowledges that customer satisfaction is often heavily influenced by the time it takes to get to a resource capable of debugging their issue. To that end, Cloudera Support level one resources have skills which often include:
- Linux or Unix sys admin
- Java development skills or at a minimum ability to debug Java code
- Experience supporting large scale distributed systems
- Database experience
- Experience supporting File Systems
If Support Contact experiences difficulties contacting Cloudera technical support, is not receiving the level of support that is expected or desires to escalate a Problem beyond its current level, Support Contact may escalate the support incident via the Cloudera Support Portal. Support Contact may further escalate the issue to the most senior Support executive after one additional business day. Advanced Auto Escalation Timelines for Premium Support are listed in the table above. When the timelines are met, Cloudera Support's case tracking system automatically triggers escalations to advanced resources in Support to ensure the case has traction toward resolution

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PROFESSIONAL SERVICES ADDENDUM
1.    Definitions: For the purposes of this Addendum, including exhibits hereto, the following additional terms will have the following meanings
1.1    “Pre-Existing Property” means any and all intellectual property, including all patents, copyrights, moral rights, trademarks, trade secrets and any other form of intellectual property rights recognized in any jurisdiction, including applications and registrations for any of the foregoing owned or controlled by Cloudera prior to Effective Date including but not limited to the Cloudera Products.
1.2    “Professional Services” means the design, development, operational and other professional services performed or to be performed by Cloudera under this Agreement, in accordance with an applicable statement of work (“Statement of Work” or “SOW”) attached to this Agreement as Exhibit(s) A.
1.3    “Work Product” means all materials (including but not limited to software, prototypes, drawings and documentation) and any ideas, designs, techniques, inventions, discoveries, improvements, information, creative works and any other works discovered, prepared or developed by Cloudera in the course of Cloudera’s performance of the Professional Services that is prepared or developed solely and exclusively for Customer as set forth in a Statement of Work. Work Product expressly excludes any and all products that Cloudera makes available under separate licenses, including any and all modifications thereto or derivative works thereof.
2.    Ownership
2.1    Ownership of Pre-Existing Property. As between the parties, Cloudera owns all right, title and interest in and to the Pre-Existing Property (including, all Intellectual Property Rights embodied therein). In the event that any Work Product depends on the Cloudera Software, Customer’s rights with respect to the use of such Cloudera Software will be specified in a separate agreement between the parties. The Cloudera Open Source Distribution is available for use under an open source license.
2.2    Ownership of Work Product. In the event that the performance of the Professional Services results in Work Product, all right, title and interest in the Work Product (excluding the Pre-Existing Property) vests in Customer and is deemed to be a work made for hire, and to the extent it may not be considered a work made for hire, Cloudera assigns to Customer all right, title and interest in and to the Work Product (excluding the Pre-Existing Property) and any and all Intellectual Property Rights embodied therein. In the event that any Cloudera Pre-Existing Intellectual Property (excluding any Cloudera Products or any bug fixes, extensions, improvements, or enhancements thereto, or derivative works thereof, to which no license or other right is granted) is included in or necessary for use of the Work Product, Cloudera grants to Customer a perpetual, fully paid up, non-transferable, irrevocable right to access, use,

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perform or display such Pre-Existing Intellectual Property, provided however that nothing in this Section 4.2 is intended to grant any license to any Cloudera Products.
2.3    Statement of Work (SOW). In order for Cloudera to perform any Professional Services for Customer, the parties must each sign a Statement of Work (“SOW”). One or more Statements of Work may be added to this Agreement by mutual written consent of the parties during the term of this Agreement. Any such Statement of Work will incorporate the terms of this Agreement. To the extent that a conflict arises between the terms of any Statement of Work and the terms of this Agreement, the terms and conditions of this Agreement will govern. Any Statement of Work will include: (i) a description of the Professional Services; and (ii) the schedule for the performance of the Professional Services and (iii) mutually agreed criteria and timing for applicable testing and acceptance of any Work Product.
3.    Payment
3.1    Professional Services Fees. The fees associated with the performance of the Professional Services will be as set forth in the Statement of Work or other ordering document applicable to such Professional Services. Customer may be responsible for reasonable travel and related expenses incurred as a result of delivering the Professional Services as indicated in any applicable Statement of Work. Customer shall make payment within forty-five (45) days, after Customer’s receipt of the proper original invoice or Customer’s receipt of Work Product, whichever is later, unless otherwise agreed in the applicable Statement of Work.
4.    Warranty; Disclaimer:
4.1    Services Warranty. Cloudera represents and warrants that it will perform the Services in a timely and professional manner and consistent with industry standards.
4.2    Personnel. Cloudera represents and warrants that it has performed an industry standard background check on all personnel provided to perform on-site services and agrees to perform standard drug screening if requested by Customer. All personnel will be fully qualified to perform the services required. Customer reserves the right to instruct Cloudera to remove from Customer's premises immediately any of Cloudera's personnel for any reason and at any time and without prior notice to Cloudera, Cloudera agrees to remove any such personnel promptly and replace with personnel reasonably satisfactory to Customer.
4.3    Disclaimer. EXCEPT AS PROVIDED IN THE FOREGOING, CLOUDERA MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NOR ANY OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, IN CONNECTION WITH THIS AGREEMENT AND THE SERVICES PROVIDED HEREUNDER.
5.    TERM AND TERMINATION

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5.1    Term of Statements of Work. Unless terminated as provided in the Agreement, any Statement of Work expires one year from the initial agreement date of such Statement of Work unless both parties agree to extend the terms of the Statement of Work in writing. Any Professional Services included in a Purchase Order issued by the Customer expire one year from the date of such Purchase Order. For the avoidance of any doubt, any subscription or licensing included in such Purchase Orders with Professional Services expire based on the terms related to those products and are not bound to this termination clause.
5.2    Termination. Customer may terminate any Statement of Work or any part thereof, at any time for its sole convenience by giving two (2) weeks written notice of termination to Cloudera. Upon Cloudera’s receipt of such notice, Cloudera shall, unless otherwise specified in such notice, immediately stop all work hereunder, give prompt written notice to and cause all of its suppliers or subcontractors to cease all related work, and, upon Customer’s request, return all materials provided to Cloudera by Customer under this Agreement. Cloudera will promptly credit the balance of the terminated SOW on a pro-rata basis back to the current year’s Service Pool.

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EXHIBIT C
INITIAL ORDER FORM

	Year One	Year Two	Year Three	Year Four	Total
List Price, Per Node Per Year
Basic	[***]	[***]	[***]	[***]
Flex	[***]	[***]	[***]	[***]
EDH	[***]	[***]	[***]	[***]
Discount	[***]	[***]	[***]	[***]
Sale Price per Node/Year
Basic	[***]	[***]	[***]	[***]
Flex	[***]	[***]	[***]	[***]
EDH	[***]	[***]	[***]	[***]
Total Subscription Fees	$2,550,000	$5,100,000	$8,100,000	$10,800,000(4)	$26,550,000
Total Services Pool (1) (2)	$450,000	$900,000	$900,000	$1,200,000(4)	$3,450,000
Grand Total (2) (3)	$3,000,000	$6,000,000	$9,000,000	$12,000,000	$30,000,000
Cloudera Products: Enterprise Data Hub Annual Subscription with 24x7 Support, Cloudera Flex Annual Subscription with 24x7 support, Cloudera Basic Annual Subscription with 24x7 support
Customer may purchase subscriptions for Nodes in any combination of the above Cloudera Products, at the discounts set forth in this Exhibit C, provided that the total aggregate dollar value of the Nodes ordered during any annual period does not exceed the total Subscription Fees as set forth above for applicable annual period.
Fees will be due in equal quarterly increments, commencing on the execution date and quarterly thereafter as follows:
Year One: [***] per quarter (provided that the first quarter fees in Year One will include a credit for the remainder of the existing Subscription Period for the Intel Affiliate McAfee, Inc.)
Year Two: [***] per quarter
Year Three: [***] per quarter
Year Four: [***] per quarter
(1) Services Pool can be applied to any mix of the services below, all in connection with the deployment and operation of the subscription licenses:

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A. Training, all class (Developer, Administrator, HBase, Analyst, Data Scientist, Essentials), [***] off list
B. Professional Services (Solutions Architect, Data Scientist), [***] off list, billed per day
C. Professional Services (Technical Account Manager, Designated Support Engineer), [***] off list, billed per FTE annum
(2) The Services Pool for each annual Subscription Period must be used in that Subscription Period, provided however that Services may be pulled forward from future Subscription Periods. Cloudera will invoice any such pulled-forward Services as of the effective date of a Statement of Work, and the invoiced amount would be deducted from the subsequent Subscription Period’s services pool, and deducted from the subsequent Subscription Period’s Grant Total payment. For the avoidance of doubt, travel and expenses incurred in the provision of Professional Services can be included in the utilization of the pre-paid Services Pool. The Services Pool includes a named account liaison provided by Cloudera at no additional charge during the Subscription Period. The parties agree to validate the balance of the Service Pool on a monthly basis. In addition, if Customer purchases an aggregate of more than [***] of Services and Training in any rolling 24 month period, the discount on Professional Services will increase to [***] off of then-current list.
(3) Annual Fees for Subscription and Services are invoiced quarterly, beginning at the commencement of each annual Subscription Period, with any services pool extra usage invoiced when ordered and the next year’s first quarterly payment will be reduced accordingly.
(4) In Year Four only, Customer will have the option to reallocate up to [***] of the funds from the Subscription Pool to the Services Pool, or from the Services Pool to the Subscription Pool.

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TRAINING CREDIT ADDENDUM
1.    Description and Scope of Training
This Addendum describes the purchase of Training Credits, which are prepaid funds that can be used for public or private (onsite) training, delivered by Cloudera, or certain authorized partners, over the course of the initial four year term of the Enterprise Subscription Agreement on a year-on-year use it or lose it basis.
2.    SoW Term
The Training Credits covered in this SoW are valid for one (1) year from date of purchase.
3.    Key Assumptions
Cloudera’s estimates to perform training are based on the following key assumptions.

A.	An authorized representative of Customer will sign an SoW or issue a Purchase Order.

B.	Customer must designate a representative who is authorized to redeem credits.

C.	Training credits can only be redeemed in the currency they were purchased.

D.	Training credits can be redeemed towards the list price at time of redemption.

E.	Private (onsite) training scheduling is based upon availability.

F.	Private or public training must be scheduled directly with your Cloudera Training Coordinator who can be reached by emailing training-admin@cloudera.com.

G.	Training credits cannot be redeemed for certification products.
4.    Delivery Schedule
The Training Credits allocated are on a calendar year-on-year basis and on a use it or lose it structure. Customer can use up to the maximum dollar value of the prepaid credits, and will not be able to rollover credits at the end of each calendar year, or following the end of the 48-month term of the agreement. Any balance remaining credits will be forfeited at the end of each calendar year under the

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terms of this Agreement and no refunds will be due from Cloudera to Customer for any such forfeited credits.
5.    Completion Criteria
Fixed/Volume Price
Cloudera will have fulfilled its Training Credit obligations under this Agreement, and no refunds will be due:

A.	The pre-purchased Training Credits have been consumed in its entirety.

B.	The pre-purchased Training Credits expire at the end of the expiration period as stated in section 4.
6.    SoW Charges
Fixed/Volume Price
Based on the above tasks and assumptions, Cloudera will provide the above Training Credits for a fixed price, as set forth in the Order Form.
This is a pre-paid Training engagement, therefore invoicing will occur upon Customer’s issuance of a Purchase Order. Once the Training commences, Cloudera’s Training Coordinator can provide a status of the remaining credits at the customer’s request via an email to training-admin@cloudera.com.
7.    Training Course Policies
Policies

•	Minimum duration for on-site courses is two days. All one day courses must be ordered in combination with other training.

•	Attendee list must be provided in advance. Course participation limited to maximum number as indicated by training product purchased.

•	Where the on-site training course purchased is a 20-student course. More than 20 students are not allowed in any course.

•	Remote attendees, if any, count toward maximum participant limitation. (Please note, courses are hands on and interactive; remote attendees are not recommended.)

•	Attendance is limited to Customer employees and full-time contractors.

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•	Attendees who are not Customer employees or full time contractors are not allowed to participate.

•	For sessions cancelled more than 15 days in advance, but fewer than 30 days, the cancellation fee is 10%.

•	For sessions cancelled or rescheduled 15 or fewer days in advance, the cancellation fee is 50%.

•	No recordings of any kind may be made of any training.
Customer Responsibilities
Each student should have a computer with at least the following:

•	2GB RAM

•	10GB free disk space

•	VM-Ware Player (Windows/Linux) or VM-Ware Fusion (Mac) – available from www.vmware.com

•
Student machines must support a 64-bit VMware guest image. If the machines are running a 64-bit version of Windows, or Mac OS X on a Core Duo 2 processor or later, no other test is required. Otherwise, VMware provides a tool to check compatibility, which can be downloaded from http://tiny.cloudera.com/training2

•	If running Windows XP: 7-Zip or WinZip (due to a bug in Windows XP’s built-in Zip utility)

•	Cloudera's Virtual Machine (instructor will provide download instructions)
Classroom Requirements

•	Projector with VGA input (1024x768 pixels or better)

•	Whiteboard or flip chart

•	Internet access for students and instructor

•	Room layout should be in ‘classroom format’ – desks and chairs facing the front of the room

•	In the event of remote attendees, a conference bridge and screen sharing software that works on both Windows and Mac (e.g. Webex)

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Additional Class Requirements

•	For the Administrator class all student machines must have Internet access with at least the following ports open: 80 and 443.

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